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                                                                   EXHIBIT 10.10

                                                               WM&C DRAFT 6/6/96



                            STOCKHOLDERS' AGREEMENT


          THIS AGREEMENT AMONG STOCKHOLDERS (the "Agreement") is made and entered into as of the ____ day of June, 1996, by and among Donna Karan International Inc., a Delaware corporation (the "Company"), each of Frank R. Mori ("Mori"), Christopher Mori, Heather Mori, Tomio Taki ("Taki") and Takihyo Inc., a Delaware corporation ("Takihyo") (collectively, the "Takihyo Group"), Donna Karan ("Karan"), Stephan Weiss ("Weiss"), Gabrielle Studio, Inc., a New York corporation, the trust under trust agreement for the benefit of Lisa Weiss Keyes, Corey Weiss and Gabrielle Karan and the trust under trust agreement for the benefit of Donna Karan (collectively the "Karan/Weiss Group") (each member of the Takihyo Group and the Karan/Weiss Group, a "Stockholder" and collectively the "Stockholders").

                              W I T N E S S E T H:

          WHEREAS, the Company was incorporated under the laws of the State of Delaware on April 10, 1996 and, upon consummation of the Offering (as defined below) will have authorized capital consisting of 35,000,000 shares of common stock, par value $.01 per share (the "Common Stock");

          WHEREAS, the Company and the Stockholders have entered into an Agreement and Plan of Contribution (the "Contribution Agreement") dated the date hereof in order to accomplish a restructuring (the "Restructuring") of the businesses conducted by The Donna Karan Company, The Donna Karan Company Store, G.P., DK Footwear Partners, Donna Karan Studio and DSTF Japan Company, all general partnerships, Donna Karan (H.K.) Limited, a Hong Kong corporation and Donna Karan Italy, S.r.l. (collectively the "Donna Karan Companies"), in conjunction with the initial public offering (the "Offering") of the Company's Common Stock as an integrated plan pursuant to Section 351 of the Internal Revenue Code of 1986, as amended;

          WHEREAS, as part of the Restructuring and pursuant to the Contribution Agreement, upon the effectiveness of the Contribution Agreement, the Stockholders will contribute their respective equity interests in each of the Donna Karan Companies to the Company;

          WHEREAS upon consummation of the Offering, Taki and Mori will resign from the Board of Directors of the Company, which will result in such Board of Directors consisting of three members; and

          WHEREAS, as provided in that Section of the Company By-laws attached hereto as Exhibit I, the Company intends that a
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full Board of Directors of the Company (the "Board of Directors") consist of nine persons; and

          WHEREAS, the Company and the Stockholders desire to enter into this Agreement for the purpose of setting forth their respective rights and obligations in connection with the appointment and election of members of the Board of Directors.

          NOW, THEREFORE, for and in consideration of the premises and the mutual representations and covenants hereinafter set forth, the parties hereto do agree as follows:




          1.   Board of Directors Appointment Rights
               -------------------------------------

               (a)  The parties intend that:

          (i) within three months following the completion of the Offering, the Company will appoint to the Board of Directors two additional directors (neither of whom will be an officer or employee of the Company or any of its Affiliates) (as defined below) (each, a "Company Designated Director"); and

          (ii) thereafter, within six months following the consummation of the Offering, (1) the director designated by the Karan/Weiss Group pursuant to paragraph 1(e) of this Agreement shall become a member of the Board of Directors and (2) the Board of Directors shall appoint a third director who shall not be a designee or an officer or employee of an Affiliate of either the Takihyo Group or the Karan/Weiss Group (also a "Company Designated Director"). For purposes of this Agreement, the term "Affiliate" shall mean a person that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, the person specified.

          (b) The parties agree that the individuals designated as members of the Board of Directors by the Takihyo Group pursuant to paragraph 1(c) of this Agreement shall become members of the Board of Directors concurrently with the appointment of the second such Company Designated Director designated pursuant to paragraph 1(a)(i) hereof.

          (c) The Takihyo Group shall have the right hereunder to designate two members of the Board of Directors. The two members of the Board of Directors designated by the Takihyo Group shall serve until such time after the consummation of the Offering as any member of the Takihyo Group sells any shares of Common Stock owned by it, whether by a registration statement, in a private sale or otherwise (other than the distribution of any shares of Common Stock to a person who as of

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the date hereof is a shareholder of Takihyo).  Thereafter, the Takihyo Group shall have the right hereunder to designate one member of the Board of Directors, as long as the combined ownership of shares of Common Stock held by the members of the Takihyo Group is not less than ten (10%) percent of the then total outstanding shares of Common Stock; provided, that if either Taki or Mori
                                          --------
is eligible to serve, and is serving, as the designee of the Takihyo Group to the Board of Directors, then such person shall be entitled to continue to serve as a member of the Board of Directors for so long as the combined ownership of shares of Common Stock held by the members of the Takihyo Group is not less than five (5%) percent of the then total outstanding shares of Common Stock. Any person who is appointed a member of the Board of Directors as a designee of the Takihyo Group and who is not otherwise a signatory to this Agreement shall, as a condition of assuming such directorship, agree to observe the provisions of this paragraph 1(c).

          (d) Notwithstanding anything herein to the contrary, the Takihyo Group designees referred to in paragraph 1(c) of this Agreement shall not be Taki or Mori, or any other Affiliate of the Takihyo Group, as long as the Takihyo Group has an ownership interest in, or such person is an officer or director of, Anne Klein & Company or any other competitor of the Company. Absent such ownership interest or relationship, Taki or Mori shall be satisfactory designees of the Takihyo Group.

          (e) The Karan/Weiss Group shall have the right hereunder to designate Karan and Weiss as members of the Board of Directors. The Karan/Weiss Group shall also have the right hereunder to designate one additional member of the Board of Directors, as long as the combined ownership of the shares of Common Stock held by the members of the Karan/Weiss Group is not less than twenty (20%) percent of the then total outstanding shares of Common Stock. Any person who is appointed a member of the Board of Directors as an additional designee of the Karan/Weiss Group (other than Karan and Weiss) and who is not otherwise a signatory to this Agreement shall, as a condition of assuming such directorship, agree to observe the provisions of this paragraph 1(e).

          (f) As long as the Takihyo Group shall have the right hereunder to designate one or more members of the Board of Directors, each member of the Karan/Weiss Group agrees to vote the shares of Common Stock owned by it in favor of the election to the Board of Directors of the designee(s) of the Takihyo Group.

          (g) Each member of the Takihyo Group agrees to vote the shares of Common Stock owned by it in favor of the election to the Board of Directors of
(i) each of Karan and (ii) Weiss and, for so long as the Karan/Weiss Group shall have the

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right hereunder to designate one or more members of the Board of Directors, the additional designee of the Karan/Weiss Group.

          (h) At such time as either the Karan/Weiss Group or the Takihyo Group shall lose its rights to designate one or more members of the Board of Directors (i.e., by virtue of a decrease in the ownership of Common Stock of
           ----
such group) the Karan/Weiss Group or the Takihyo Group, as applicable, shall promptly direct one or more of its designees, as applicable, to promptly resign from the Board of Directors pursuant to paragraph 1(c) or paragraph 1(e) hereof, as applicable, notwithstanding the fact that such designee's term may not have expired.

          (i) Notwithstanding the foregoing provisions set forth in paragraphs 1(b) - 1(h) of this Agreement, any member of the Board of Directors designated by either the Karan/Weiss Group or the Takihyo Group (other than Karan, Weiss, Taki or Mori), must be reasonably satisfactory to a majority of the members of the then current Board of Directors.

          (j) The parties hereby consent under Section 2.1 of the Bylaws of the Company to the increases and decreases in the number of directors of the Company expressly provided for herein.

          2.   Effectiveness.  This Agreement shall become effective upon or
               -------------
simultaneous with the consummation of the Offering.

          3.   Miscellaneous Provisions
               ------------------------

          (a) Entire Agreement.  This Agreement embodies the entire agreement
              ----------------
and understanding of the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings, whether written or oral, relating to such subject matter.

          (b) Notices.  Any notice hereunder shall be in writing and shall
              -------
become effective if delivered or tendered either in person or by facsimile, when received (and, in the case of a facsimile, receipt of such facsimile is confirmed to the sender) or, if sent by mail, five business days after being deposited in the United States mail, in a sealed envelope, registered or certified, with first class postage prepaid, in each case, addressed to the person to whom such notice is being given at such person's address appearing on the records of the Company or such other address as may have been given by such person to the Company for the purposes of notice in accordance with this subsection.

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          (c) Governing Law.  This Agreement shall be governed by and construed
              -------------
in accordance with the laws of the State of New York without regard to the conflicts of law provisions thereof.

          (d) Jurisdiction; Convenience of Forum.  Each party to this Agreement,
              ----------------------------------
acting for itself and for its respective successors and assigns, without regard to domicile, citizenship or residence, hereby expressly and irrevocably elects as the sole judicial forum for the adjudication of any matters arising under or in connection with this Agreement, and consents and subjects itself to the jurisdiction of, the courts of the State of New York located in New York City, and/or the United States District Court for the Southern District of New York, in respect of any matter arising under this Agreement. Service of process, notices and demands of such courts may be made upon any party to this Agreement by personal service at any place where it may be found or giving notice to such party as provided in Section 3(b) hereof.

          (e) Successors.  Any transferee, successor, or assignee, whether
              ----------
voluntary, by operation of law, or otherwise, of the Common Stock (other than a transferee who has purchased Common Stock in a registered public offering or pursuant to Rule 144 under the Securities Act of 1933, as amended) of the Company from a party to this Agreement (other than the Company) shall be subject to and bound by the terms and conditions of this Agreement as fully as though such person were a signatory hereto. The certificates representing the Common Stock held by the parties to this Agreement (other than the Company) shall bear a legend referring to this Agreement and the obligations hereunder.

          (f) Further Assurances.  The Company and each of the Stockholders
              ------------------
agree that during the term of this Agreement each such party shall take such actions as shall be reasonably necessary to effect the purposes of this Agreement.

          (g) Severability.  Any provision hereof prohibited by or unlawful or
              ------------
unenforceable under any applicable law of any jurisdiction shall as to such jurisdiction be ineffective without affecting any other provision of this Agreement. To the full extent, however, that the provisions of such applicable law may be waived, they are hereby waived to the end that this Agreement be deemed to be a valid and binding agreement enforceable in accordance with its terms.

          (h) Remedies.  The parties hereto shall have all remedies for breach
              --------
of this Agreement available to them provided by law or equity. Without limiting the generality of the foregoing, the parties agree that in addition to all other rights and remedies available at law or in equity, the parties shall be entitled to obtain specific performance of the obligations of

                                     - 5 -
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each party to this Agreement and immediate injunctive relief and that in the event any action or proceeding is brought in equity to enforce the same, no Stockholder will urge, as a defense, that there is an adequate remedy at law.

          (i) Counterparts.  This Agreement may be executed in two or more
              ------------
counterparts, each of which shall be deemed an original and all of which together shall be considered one and the same agreement.

          (j) Headings.  The headings contained in this Agreement are solely for
              --------
convenience of reference and shall not affect the meaning or interpretation of this Agreement or of any term or provision hereof.

          (k) Waiver.  No waiver, whether express or implied, of any provision
              ------
hereof, or of any breach or default thereof, shall constitute a continuing waiver of any such provision or of any other provision hereof.

          (l) Amendments.  This Agreement shall not be changed, modified or
              ----------
amended except by a writing signed by all parties hereto.

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          IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

                                           COMPANY:

                                           DONNA KARAN INTERNATIONAL INC.


                                           By:_______________________________
                                              Name:
                                              Title:


                                           STOCKHOLDERS:


                                           ___________________________________
                                                      Tomio Taki


                                           ___________________________________
                                                      Frank Mori


                                           ___________________________________
                                                    Christopher Mori


                                           ___________________________________
                                                      Heather Mori


                                           TAKIHYO INC.


                                           By:________________________________
                                              Name:  Frank R. Mori
                                              Title: President


                                           ___________________________________
                                                       Donna Karan


                                           ___________________________________
                                                       Stephan Weiss



        [Stockholders' Agreement Signatures continued on the next page]

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       [Stockholders' Agreement Signatures continued from previous page]



                                          GABRIELLE STUDIO, INC.


                                          By:_______________________________
                                             Name:
                                             Title:


                                          THE TRUST UNDER TRUST AGREEMENT FOR
                                          THE BENEFIT OF DONNA KARAN


                                          By:_______________________________
                                             Stephan Weiss, Trustee


                                          THE TRUST UNDER TRUST AGREEMENT FOR
                                          THE BENEFIT OF LISA WEISS KEYES,
                                          COREY WEISS AND GABRIELLE KARAN


                                          By:______________________________
                                              Stephan Weiss, Trustee

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                                   EXHIBIT I


                                Company By-Laws

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